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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 13, 1998, except with respect to Note 10, for which the date is June 19, 1998, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-52109) and related Prospectus of Natrol, Inc. for the registration of 3,940,000 shares of its common stock.


                                                    ERNST & YOUNG LLP


Woodland Hills, California
July 13, 1998